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                                                                   EXHIBIT 10.84


                           LOAN AND SECURITY AGREEMENT


     This Agreement is between the undersigned Borrower and Guarantor and the undersigned Lender concerning a loan to be made by Lender to Borrower and Guarantor.

SECTION 1.  PARTIES

1.1    The "Borrower " is Ride, Inc., a Washington corporation.

1.2 The "Guarantor" is Ride Snowboard Company, a Washington corporation, Ride Manufacturing, Inc., a California corporation, Carve, Inc., a Washington corporation, Smiley Hats, Inc, a Nevada corporation and Ride Canada, Inc., and Ontario corporation and their successors and assigns. All references to Guarantor shall mean each of them, jointly and severally, individually and collectively, and the successors and assigns of each.

1.3    The "Lender" is Advantage Fund II Ltd.

SECTION 2.  PROMISSORY NOTE; GUARANTIES

2.1 Borrower has issued a promissory note to Lender in the aggregate amount of $ 1,725,000 (the "Promissory Note") in consideration of Lender tendering to Borrower for cancellation 1,500 shares of Borrower's Series B Cumulative Convertible Preferred Stock (the "Preferred Stock"). Such Promissory Note is in the form attached hereto as Exhibit A. Each of the other Guarantors has agreed to guaranty payment of the Promissory Note pursuant to a Guaranty in the form attached hereto as Exhibit B.

2.2    Term Loan. Intentionally omitted.

2.3    Accommodations. Intentionally omitted.

SECTION 3. INTEREST AND FEES.  Intentionally omitted.

SECTION 4. GRANT OF SECURITY INTEREST

4.1 Grant of Security Interest. Subject to the Intercreditor and Subordination Agreement dated as of even date herewith by and among Lender, The CIT Group/Credit Finance, Inc. and U.S. Bank, to secure the payment and performance in full of all Obligations (as defined below), Borrower and Guarantor hereby grant to Lender a continuing security interest in and lien upon, and a right of setoff against, and Borrower and Guarantor hereby assign and pledge to Lender, all of the Collateral (as defined below), including any Collateral not deemed eligible for lending purposes.

4.2 "Obligations" shall mean any and all amounts owing on the Promissory Note, including principal, interest, charges, fees and expenses, however evidenced, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the term of the Promissory Note or after the commencement of any case with respect to Borrower and Guarantor under the United States Bankruptcy Code or any similar




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       statute.

4.3    "Collateral" shall mean all of the following property of Borrower and
       Guarantor:

       (a) All now owned and hereafter acquired right, title and interest of Borrower and Guarantor in, to and in respect of all: accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; chattel paper; investment property; general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licenser or licensee, chases in action and other claims, and existing and future leasehold interests in equipment and fixtures); documents; instruments; letters of credit, bankers' acceptances or guaranties; cash moneys, deposits, securities, bank accounts, deposit accounts, credits and other property now or hereafter held in any capacity by any depository or other institution; agreements or property securing or relating to any of the items referred to above;

       (b) All now owned and hereafter acquired right, title and interest of Borrower and Guarantor in, to and in respect of goods, including, but not limited to: (i) all inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Borrower and Guarantor's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licenser thereof; (ii) all equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, equipment, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto; and (iii) all consumer goods, farm products, crops, timber, minerals or the like (including oil and gas), wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description;

       (c) All now owned and hereafter acquired right, title and interests of Borrower and Guarantor in, to and in respect of any personal property in or upon which Borrower and Guarantor has or may hereafter have a security interest, lien or right of setoff;

       (d) All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Borrower and Guarantor, any computer service bureau or other third party; and

       (e) All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

SECTION 5. COLLECTION AND ADMINISTRATION.  Intentionally omitted.

SECTION 6. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS


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       Borrower and Guarantor hereby represent, warrant and covenant to
Lender the following, the truth and accuracy of which, and compliance with which, shall be a condition to Lender exchanging the Preferred Stock for the Promissory Note:

6.1    Financial and Other Reports.

          (a) Borrower and Guarantor shall keep and maintain their books and records in accordance with generally accepted accounting principles, consistently applied. Annually, Borrower shall deliver audited consolidated financial statements of Borrower accompanied by the report and opinion thereon of independent certified public accountants acceptable to Lender, as soon as available, but in no event later than ninety (90) days after the end of Borrower's fiscal year. Concurrent with the delivery to Lender of such audited consolidated financials, Borrower shall deliver to Lender internally prepared consolidating financial statements (which shall be consistent with the audited statements).

          (b) Borrower shall deliver to Lender promptly upon Borrower's filing thereof, copies of all reports to or other documents filed by Borrower and Guarantor with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the regulations promulgated thereunder, and all reports, notices, or statements sent or received by Borrower to or from the holders of any equity interests of Borrower (other than routine non-material correspondence sent to Borrower by shareholders of Borrower) or of any debt for borrowed money of Borrower registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

6.2 Trade Names. Borrower, Guarantor and Ride Canada may from time to time render invoices under Borrower, Guarantor and Ride Canada's trade names set forth in Section 10.5(g) and, Borrower and Guarantor represents that: (a) each trade name does not refer to another corporation or other legal entity, and (b) all accounts and proceeds thereof (including any returned merchandise) invoiced under any such trade names are owned exclusively by Borrower, Guarantor or Ride Canada.

6.3 Losses. Borrower and Guarantor shall promptly notify Lender in writing of any loss, damage, investigation, action, suit, proceeding or claim relating to a material portion of the Collateral or which may result in any material adverse change in Borrower, Guarantor's or Ride
       Canada's business, assets, liabilities or condition, financial or otherwise.

6.4 Books and Records. Borrower, Guarantor and Ride Canada's books and records concerning accounts and the respective chief executive offices of Borrower, Guarantor and Ride Canada are and shall be maintained only at the address set forth in Section 10.5(d) and (e). Borrower, Guarantor and Ride Canada's only other places of business and the only other locations of Collateral, if any, are and shall be the addresses set forth in Section 10.5(f) hereof, except Borrower, Guarantor or Ride Canada may change such locations or open a new place of business after thirty (30) days prior written notice to Lender. Borrower and Guarantor shall execute and deliver or cause Ride Canada to execute and deliver to Lender such financing statements, amendments, financing documents and security and other agreements as Lender may reasonably require.

6.5 Title. Borrower, Guarantor or Ride Canada has and at all times will continue to have good and


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       marketable title to all of the Collateral, free and clear of all liens, security interests, claims or encumbrances of any kind except in favor of Lender, Permitted Liens, and those, if any set forth on Schedule A hereto. For purposes of this Section 6.5, the term "Permitted Liens" means:

       (a) Liens for taxes not delinquent or statutory liens for taxes in an amount not to exceed $250,000 provided that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on Borrower and Guarantor's books and records and a stay of enforcement of any such lien is in effect;

       (b) Deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder or any environmental protection statute) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

       (c) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like individuals or entities, provided that if any such lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $50,000 in the aggregate; and

       (d) Judgment and other similar liens arising in connection with court proceedings to the extent the attachment or enforcement of such liens would not result in an Event of Default hereunder.

6.6    Disposition of Assets. Intentionally omitted.

6.7 Insurance. Borrower and Guarantor shall at all times maintain, with financially sound and reputable insurers, adequate insurance (including without limitation, at the option of Lender, earthquake and flood insurance) with respect to the Collateral and other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days' prior written notice to Lender of cancellation or reduction of coverage. Lender may obtain at Borrower and Guarantor's expense, any such insurance should Borrower and Guarantor fail to do so and adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or cancel such insurance. Borrower and Guarantor shall provide evidence of such insurance and a lender's loss payable endorsement satisfactory to Lender. Borrower and Guarantor shall deliver to Lender, in kind, all instruments representing proceeds of insurance received by Borrower and Guarantor. Lender may apply any insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at Lender's option, to payment of or as security for any of the Obligations in any order or manner as Lender determines.

6.8 Compliance With Laws. Borrower and Guarantor are and at all times will continue to be, and



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       Borrower and Guarantor shall cause Ride Canada at all times to be, in compliance with the requirements of all material laws, rules, regulations and orders of any governmental authority relating to its business (including laws, rules, regulations and orders relating to income, withholding (including any applicable Canadian withholding laws), excise, property and social security taxes, minimum wages, employee retirement and welfare benefits, employee health and safety, or environmental matters) and all material agreements or other instruments binding on Borrower, Guarantor or Ride Canada or any of their property. Borrower and Guarantor shall pay and discharge, and shall cause Ride Canada to pay and discharge, all taxes, assessments and governmental charges against Borrower, Guarantor, Ride Canada or any Collateral when due, unless the same are being contested in good faith. Lender may establish reserves for the amount contested and penalties which may accrue thereon.

6.9    Accounts. Intentionally omitted.

6.10 Equipment. With respect to Borrower and Guarantor's equipment, Borrower and Guarantor shall keep the equipment in good order and repair, and in running and marketable condition, ordinary wear and tear excepted.

6.11   Financial Covenants. Intentionally omitted.

6.12   Affiliated Transactions. Intentionally omitted.

6.13 Fees and Expenses. Borrower and Guarantor shall pay, on Lender's demand, all costs, expenses, filing fees and taxes payable in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement and all other existing and future agreements or documents contemplated herein or related hereto, including any amendments, waivers, supplements or consents which may hereafter be made or entered into in respect hereof, or in any way involving claims or defense asserted by Lender or claims or defense against Lender asserted by Borrower, Guarantor, or any third party directly or indirectly arising out of or related to the relationship between Borrower and Lender or Guarantor and Lender, including, but not limited to the following, whether incurred before, during or after the initial term of the Promissory Note or after the commencement of any case with respect to Borrower or Guarantor under the United States Bankruptcy Code or any similar statute: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all title insurance and other insurance premiums, appraisal fees, fees incurred in connection with any environmental report, audit or survey and search fees; (c) all fees as then in effect relating to the wire transfer of loan proceeds and other funds and fees then in effect for returned checks and credit reports; (d) intentionally omitted; and (e) the costs, disbursements and fees of in-house and outside counsel to Lender, including but not limited to such fees and disbursements incurred as a result of a workout, restructuring, reorganization, liquidation, insolvency proceeding or litigation between the parties hereto, any third party and in any appeals arising therefrom.

6.14 Further Assurances. At the request of Lender, at any time and from time to time, at Borrower and Guarantor's sole expense, Borrower and Guarantor shall execute and deliver or cause Ride Canada or any other party to execute and deliver to Lender, such agreements, documents and instruments, including waivers, consents and subordination agreements from mortgagees or


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       other holders of security interests or liens, landlords or bailees, and do or cause to be done such further acts as Lender, in its discretion, deems necessary or desirable to create, preserve, perfect or validate any security interest of Lender in the Collateral and otherwise to effectuate the provisions and purposes of this Agreement. Borrower and Guarantor hereby authorize Lender to file financing statements or amendments against Borrower and Guarantor in favor of Lender with respect to the Collateral, without Borrower and Guarantor's signature and to file as financing statements any carbon, photographic or other reproductions of this Agreement or any financing statements signed by Borrower and Guarantor.

6.15 Environmental Condition. None of Borrower and Guarantor's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute. No lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or Guarantor. Neither Borrower nor Guarantor has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency with respect to any action or omission by Borrower or Guarantor resulting in the releasing, or otherwise exposing of hazardous waste or hazardous substances into the environment. Borrower and Guarantor are and will continue to be in compliance (in all material respects) with all statutes, regulations, ordinances and other legal requirements pertaining to the production, storage, handling, treatment, release, transportation or disposal of any hazardous waste or hazardous substance.

6.16 Year 2000 Compliance. The Borrower and Guarantor shall take all action necessary to assure that its and Ride Canada's computer-based systems are able to effectively process data including dates and date sensitive functions. The Borrower and Guarantor represent and warrant that the Year 2000 problem, as it relates to its and Ride Canada's computer based systems will not result in a material adverse effect on the Borrower, Guarantor or Ride Canada's business condition. Upon request, the Borrower and Guarantor shall provide assurance acceptable to the Lender that the Borrower, Guarantor and Ride Canada's computer systems and software are or will be Year 2000 compliant on a timely basis. The Borrower and Guarantor shall immediately advise Lender in writing of any material changes in the Borrower, Guarantor or Ride Canada's Year 2000 plan, timetable or budget.

6.17 State of Incorporation. If Borrower and Guarantor is a corporation, it is duly organized, existing and in good standing under the laws of the state set forth in Section 10.5(h).

6.18 New Capital. Borrower and Guarantor shall use the capital obtained from any sale of stock or other equity to pay any Obligations owing to the Lender. Borrower covenants not to issue any stock or equity without providing Lender with three days prior written notice.

SECTION 7. EVENTS OF DEFAULT AND REMEDIES

7.1 Events of Default. All Obligations shall be immediately due and payable, without notice or demand, upon or at any time after the occurrence or existence of any one or more of the following "EVENTS OF DEFAULT":

       (a) Borrower and Guarantor fails to pay when due any of the Obligations;


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       (b)     Any representation, warranty or statement of fact made by
               Borrower and Guarantor to Lender in this Agreement or any other agreement, schedule, confirmatory assignment or otherwise, or to any affiliate of Lender, shall prove inaccurate or misleading;

       (c) Guarantor revokes, terminates or fails to perform any of the terms of the Guaranty;

       (d) Borrower or Guarantor dies or ceases to exist or the usual business of Borrower or Guarantor ceases or is suspended;

       (g) Borrower or Guarantor becomes insolvent, makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a general meeting of its creditors or principal creditors;

       (h) Any petition or application for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by or against Borrower or Guarantor;

       (i) The indictment or threatened indictment of Borrower or Guarantor under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against Borrower or Guarantor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property of Borrower or Guarantor which Lender believes may have a material adverse effect on the Collateral or Borrower and Guarantor's business;

7.2 Remedies. Upon the occurrence of an Event of Default and at any time thereafter, and subject to the rights of other creditors pursuant to the Subordination Agreement, Lender shall have all rights and remedies provided in this Agreement, any other agreements between Borrower, Guarantor and Lender, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to Borrower or Guarantor, all such notices being hereby waived, except such notice as is expressly provided for hereunder or is not waiveable under applicable law. All rights and remedies of Lender are cumulative and not exclusive and are enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions and in any order Lender may determine. Without limiting the foregoing, and subject to the rights of other creditors pursuant to the Subordination Agreement, Lender may (a) accelerate the payment of all obligations and demand immediate payment thereof to Lender, (b) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (c) require Borrower and Guarantor, at Borrower and Guarantor's expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (d) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (e) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, by public or private sales at any exchange, broker's board, any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of




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       Borrower and Guarantor, which right or equity of redemption is hereby expressly waived and released by Borrower and Guarantor. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, ten (10) days prior notice by Lender to Borrower and Guarantor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower and Guarantor waive any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrower and Guarantor waive the posting of any bond which might otherwise be required.

7.3 Application of Proceeds. Lender may apply the cash proceeds of Collateral other than accounts actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of any of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Borrower and Guarantor shall remain liable to Lender for the payment of any deficiency together with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

7.4 Lender's Cure of Third Party Agreement Default. Lender may, at its option, cure any default by Borrower and Guarantor under any agreement with a third party or pay or bond on appeal any judgment entered against Borrower and Guarantor, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in Lender's sole judgment, is necessary or appropriate to preserve, protect, insure, maintain, or realize upon the Collateral. Lender may charge Borrower and Guarantor's loan account for any amounts so expended, such amounts to be repayable by Borrower and Guarantor on demand. Lender shall be under no obligation to effect such cure, payment, bonding or discharge, and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower and Guarantor.

SECTION 8. JURY TRIAL WAIVER; CERTAIN OTHER WAIVERS AND CONSENTS

8.1 JURY TRIAL WAIVER. BORROWER, GUARANTOR AND LENDER EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWER, GUARANTOR OR LENDER, OR, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER, GUARANTOR AND LENDER. IN NO EVENT WILL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

8.2 Counterclaims. Borrower and Guarantor waive all rights to interpose any claims, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Lender with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating thereto, except compulsory counterclaims.

8.3 Jurisdiction. Borrower and Guarantor hereby irrevocably submit and consent to the nonexclusive jurisdiction of the State and Federal Courts located in the State of Washington and



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       any other State where any Collateral is located with respect to any action or proceeding arising out of this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating thereto. In any such action or proceeding, Borrower and Guarantor waive personal service of the summons and complaint or other process and papers therein and agrees that the service thereof may be made by mail directed to Borrower and Guarantor at its chief executive office set forth herein or other address thereof of which Lender has received notice as provided herein, service to be deemed complete five (5) days after mailing, or as permitted under the rules of either of said Courts. Any such action or proceeding commenced by Borrower and Guarantor against Lender will be litigated only in a Federal Court located in the district, or a State Court in the State and County, in which the office of Lender designated in Section 10.5(a) is located and Borrower and Guarantor waive any objection based on FORUM NON CONVENIENS and any objection to veque in connection therewith.

8.4 No Waiver by Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. A waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

SECTION 9. TERM OF AGREEMENT; MISCELLANEOUS

9.1 Term. This Agreement shall only become effective upon execution and delivery by Borrower, Guarantor and Lender and shall continue in full force and effect until all Obligations due under the Promissory Note are paid in full.

9.2    Early Termination.  Intentionally omitted.

9.3    Termination Indemnity Deposit.  Intentionally omitted.

9.4 Notices. Except as otherwise provided, all notices, requests and demands hereunder shall be (a) made to Lender at its address set forth in Section 10.5(a) and to Borrower and Guarantor at its chief executive office set forth in Section 10.5(d), or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if by hand, immediately upon delivery; if by telex, telegram or telecopy (fax), immediately upon receipt; if by overnight delivery service, one day after dispatch; and if by first class or certified mail, three (3) days after mailing.

9.5 Severability. If any provision of this Agreement is held to be invalid or unenforceable, such provision shall not affect this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable.

9.6 Entire Agreement; Amendments; Assignments. This Agreement contains the entire agreement of the parties as to the subject matter hereof, all prior commitments, proposals and negotiations concerning the subject matter hereof being merged herein. Neither this Agreement nor any provision hereof shall be amended, modified or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, except that any obligation of Lender under this Agreement shall not be


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

       assignable nor inure to the successors and assigns of Borrower and Guarantor.

9.7 Discharge of Borrower and Guarantor. No termination of this Agreement shall relieve or discharge Borrower and Guarantor of its Obligations, grants of Collateral, duties and covenants hereunder or otherwise until such time as all Obligations to Lender have been indefeasibly paid and satisfied in full, including, without limitation, the continuation and survival in full force and effect of all security interests and liens of Lender in and upon all then existing and thereafter-arising or acquired Collateral and all warranties and waivers of Borrower and Guarantor.

9.8 Usage. All terms used herein which are defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement and all references to the singular or plural herein shall also mean the plural or singular, respectively.

9.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

SECTION 10. ADDITIONAL DEFINITIONS AND TERMS

10.1   Intentionally omitted.

10.2   Term Loan. Intentionally Omitted

10.3   Interest, Fees & Charges.  Intentionally omitted.

10.4   Financial Covenants.  Intentionally omitted.

10.5   (a)    Lender's Office: c/o Genesee International, Inc.
                                      10500 N.E. 8th Street, Suite 1920
                                      Bellevue, WA 98004

             (b)     Lender's Bank:  Intentionally omitted

             (c)                   Borrower and Guarantor:Ride, Inc.
                                      Ride Snowboard Company
                                      Ride Manufacturing, Inc.
                                      Smiley Hats, Inc.
                                      Carve, Inc.
                                      Ride Canada, Inc.

             (d)     Borrower and Guarantors Chief Executive Office:
                     8160-304th Avenue Preston, Washington 98050

             (e)     Locations of Eligible Inventory Collateral:
              Smiley Hats, Inc.
              423 Obermyer
              Sparks, NV 89

              Ride Manufacturing, Inc.




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

              150 Klug Circle
              Corona, CA 91720

              Ride Manufacturing, Inc.
              248 Glider Circle
              Corona, CA 91

              Ride Canada,
              185 Carlingview, Suite #1
              Etobicoke, ON
              M9W 5E8

              (f)  Borrower and Guarantor's Other Offices and Location of
                   Collateral:
                   WMI - Kamloop
                   B.C., Canada
                   Expeditors - Brussels, Belgium

              (g)  Borrower and Guarantor's Trade Names for Invoicing:
                   Ride Sports;
                   Ride Snowboards;
                   Smiley Hats;
                   Ride Canada

              (h)  Borrower and Guarantors' State of Incorporation:
                   Ride Snowboards, Washington
                   Ride Manufacturing, California
                   Smiley Hats, Nevada
                   Carve, Inc. Washington
                   Ride Canada, Inc., Ontario, Canada

              (i)  Judgment Amount  Intentionally omitted

10.6   Term: Intentionally omitted.



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




       IN WITNESS WHEREOF, Borrower, Guarantor and Lender have duly executed this Agreement this ___day of February, 1999.
LENDER:                                             BORROWER:
ADVANTAGE FUND II LTD.                              RIDE, INC.



By:                                                  By:

Title:                                               Title:

                                                     GUARANTORS:
                                                     RIDE MANUFACTURING, INC.



       By:

       Title:

                                                     RIDE SNOWBOARD COMPANY


       By :

       Title:

       SMILEY HATS, INC.



       By:

       Title:

       RIDE CANADA, INC.


       By:


                                                     CARVE, INC.



       By:

       Title:




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





                                   SCHEDULE A
                                 PERMITTED LIENS

       The security and other interests reflected in each of the following financing statements shall constitute Permitted Liens:

       1. UCC-1 Financing Statement No. 95-345-0499 filed by Textron Financial Corporation on December 11, 1995 with the Washington State Department of Licensing;

       2. UCC-1 Financing Statement No. 98-110-0505 filed by Key Corp Leasing, a Division of Key Corporate Capital Inc. on April 20, 1998 with the Washington State Department of Licensing;

       3. UCC-1 Financing Statement No. 98-110-0506 filed by Key Corp Leasing, a Division of Key Corporate Capital Inc. on April 20, 1998 with the Washington State Department of Licensing;

       4. UCC-1 Financing Statement No. 98-110-0507 filed by Key Corp Leasing, a Division of Key Corporate Capital Inc. on April 20, 1998 with the Washington State Department of Licensing;

       5. UCC-1 Financing Statement No. 98-113-0231 filed by Key Corp Leasing, a Division of Key Corporate Capital Inc. on April 23, 1998 with the Washington State Department of Licensing;

       6. UCC-1 Financing Statement No. 98-191-0124 filed by Key Corp Leasing, a Division of Key Corporate Capital Inc. on July 10, 1998 with the Washington State Department of Licensing;

       7. UCC-1 Financing Statement No. 98-182-0122 filed by U.S. Bank, N.A., on July 1, 1998 with the Washington State Department of Licensing;

       8. UCC-1 Financing Statement No. 97-258-0047 filed by U.S. Bank, on September 15, 1997 with the Washington State Department of Licensing;

       9. UCC-1 Financing Statement No. 97-192-0335 filed by U.S. Bank, on July 11, 1997 with the Washington State Department of Licensing;

       10. UCC-1 Financing Statement No. 94-138-0019 filed by U.S. Bank of Washington N.A., on May 18, 1994 with the Washington State Department of Licensing;

       11. UCC-1 Financing Statement No. 96-190-0273 filed by U.S. Bank of Washington N.A., on July 8, 1996 with the Washington State Department of Licensing;

       12. UCC-1 Financing Statement No. 9716048 filed by U.S. Bank, on September 22, 1997 with the Nevada Secretary of State.

       13. UCC-1 Financing Statement No. 98-224-0038 filed by The CIT Group/Credit Finance,



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



               Inc. on August 12, 1998 with the Washington State Department of Licensing;

       14. UCC-1 Financing Statement No. 98-224-0039 filed by The CIT Group/Credit Finance on August 12, 1998 with the Washington State Department of Licensing;

       15. UCC-1 Financing Statement No. 98-224-0036 filed by The CIT Group/Credit Finance on August 12, 1998 with the Washington State Department of Licensing;

       16. UCC-1 Financing Statement No. 98-224-0034 filed by The CIT Group/Credit Finance, Inc. on August 12, 1998 with the Washington State Department of Licensing;

       17. UCC-1 Financing Statement No. 98-224-0037 filed by The CIT Group/Credit Finance, Inc. on August 12, 1998 with the Washington State Department of Licensing;

       18. UCC-1 Financing Statement No. 9812925 filed by The CIT Group/Credit Finance, Inc., on August 12, 1998 with the Nevada Secretary of State.

       19. UCC-1 Financing Statement No. 9812926 filed by The CIT Group/Credit Finance, Inc., on August 12, 1998 with the Nevada Secretary of State.

       20. UCC-1 Financing Statement No. 9812928 filed by The CIT Group/Credit Finance, Inc., on August 12, 1998 with the Nevada Secretary of State.

       21. UCC-1 Financing Statement No. 9812929 filed by The CIT Group/Credit Finance, Inc., on August 12, 1998 with the Nevada Secretary of State.

       22. UCC-1 Financing Statement No. 9822360913 filed by The CIT Group/Credit Finance, Inc., on August 11, 1998 with the California Secretary of State.

       23. UCC-1 Financing Statement No. 9822360932 filed by The CIT Group/Credit Finance, Inc., on August 11, 1998 with the California Secretary of State.

       24. UCC-1 Financing Statement No. 9822361063 filed by The CIT Group/Credit Finance, Inc., on August 11, 1998 with the California Secretary of State.

       25. UCC-1 Financing Statement No. 9719860591 filed by U.S. Bank on July 14, 1997 with the California Secretary of State.

       26. UCC-1 Financing Statement No. 95-032-0014 filed by Hongkong Bank of Canada on February 1, 1995 with the Washington Secretary of State.

       27. UCC-1 Financing Statement No. 96-19760019 filed by U.S. Bank on July 10, 1996 with the California Secretary of State.



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